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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 28, 1999

                             ---------------------


                           NEW ERA OF NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
       STATE OF DELAWARE                       000-22043                                 84-1234845
  (STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)
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                7400 EAST ORCHARD RD., SUITE 230, ENGLEWOOD, CO
               80111 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND
                                   ZIP CODE)

                                 (303) 694-3933
                    (TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.       ACQUISITIONS OR DISPOSITION OF ASSETS

              Effective June 28, 1999, New Era of Networks, Inc., a Delaware corporation (the "Registrant"), acquired Microscript, Inc., a Massachusetts corporation ("Microscript") pursuant to an Agreement and Plan of Reorganization (the "Agreement") by and among Microscript, the Registrant and NEON Acquisition Corporation ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of the Registrant. Pursuant to the Agreement, Microscript was merged with and into Merger Sub (the "Merger") and the Microscript stockholders received a total of approximately 556,385 shares of the Registrant's common stock and $9,000,000 in exchange for their Microscript capital stock. The description contained in this Item 2 of the Merger and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.

              Of the approximately 556,385 shares of the Registrant's common stock issued in the Merger, approximately 102,375 shares were placed into escrow, to be held as security for losses incurred by the Registrant in the event of certain breaches of the representations and warranties covered in the Agreement or certain other events. In addition, 110,428 of the 556,385 shares issued are issuable to holders of options outstanding under Microscript's stock option plan which was assumed by the Registrant pursuant to the Agreement.

              The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Microscript, including valuations of comparable companies and the business and operating results of Microscript.

              The shares of Registrant's common stock issued pursuant to the Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption provided by Section 4(2) under the Securities Act.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits.

               2.1 Agreement and Plan of Reorganization dated June 15, 1999 (as amended effective June 28, 1999).


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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEW ERA OF NETWORKS, INC.


July 13, 1999                         /s/ Stephen E. Webb
                                      --------------------------------------
                                      Stephen E. Webb, Senior Vice President
                                      and Chief Financial Officer




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                               Index to Exhibits

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                                                                                            SEQUENTIALLY
EXHIBIT                                                                                       NUMBERED
NUMBER                                  DESCRIPTION OF DOCUMENTS                               PAGE
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  2.1        Agreement and Plan of Reorganization dated June 15, 1999 (as amended effective June
             28, 1999).
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